February 2003

Report to Fellow Shareholders:

Economic and geopolitical concerns, along with corporate scandals and high profile bankruptcies weighed heavily on the equity markets in 2002. The year was remarkable as it was the third in a row of negative returns for the broader markets here and overseas. The rough ride in stocks caused investors to become extremely conservative with their investment allocations. As a result, investors moved money out of equities, and corporate bonds and into safer government bonds. Throughout the year, as corporate earnings estimates declined, investors pulled money from stocks and valuations compressed. Growth stocks were hit hardest, particularly companies that carried large amounts of debt and had untested business models. In addition, industries such as technology and telecom services, which had built up excess capacity during the 1999 bull market, were hit hard.

On the macro economic front, we believe the economy and corporate earnings will improve. Companies are focused on cutting costs, paying down debt, generating cash flow, and improving their balance sheets. Valuations are low. As geopolitical and economic uncertainty subside, the market should recognize the benefits of corporate belt tightening, and provide a good backdrop for stocks.

For the year 2002, Nicholas Limited Edition declined 23.51%. The Fund’s peers, as measured by Morningstar’s Small Growth Fund Category, were off 28.42%. Other benchmark indices also suffered significant declines: 22.09% for the S&P 500; 31.53% for the NASDAQ Composite; and 20.48% for the Russell 2000.

Returns for Nicholas Limited Edition, Inc. and selected indices are provided in the chart below for the periods ended December 31, 2002.

	Average Annual Total Return*
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas Limited Edition, Inc.	(23.51)%	(8.90)%	(5.91)%	5.10%	9.75%
Russell 2000 Index	(20.48)%	(7.54)%	(1.36)%	7.16%	9.74%
Standard & Poor’s 500 Index .	(22.09)%	(14.55)%	(0.58)%	9.34%	11.47%
NASDAQ Composite Index	(31.53)%	(31.02)%	(3.19)%	7.03%	9.76%
Morningstar Small-Cap Growth Fund Category	(28.42)%	(14.72)%	(1.10)%	6.25%	10.37%
Ending value of $10,000 invested in Nicholas Limited Edition, Inc. (Distributions Reinvested)	$7,649	$7,561	$7,373	$16,439	$40,358

Our performance during 2002 did not meet the standards we set for ourselves. Exposure to the telecom services sector hurt fund performance as the slowing economy and over-capacity increased pricing pressures on these highly leveraged companies, causing several to seek bankruptcy. Three portfolio holdings: Key3Media, Loral Space & Communications, and OM Group, also suffered liquidity problems, which caused their values to decline significantly. We misjudged the ability of these firms to recover from their difficulties, and their poor performance impacted the portfolio.

A difficult market, like the one we have been experiencing, tests and tempers both managers and investors. At Nicholas Company we have learned valuable lessons throughout 2002 that will help us better manage our portfolios in the future.

As we enter 2003, our diversified portfolio consists of: Consumer Discretionary and Staple, 21.69%; Financials, 15.53%; Health Care, 27.91%; Industrial, 13.78%; Technology, 16.88%; and other 4.21%. Our investment focus is on companies, which sell at or below their intrinsic value, with low levels of debt and strong cash flow. In addition, these companies must have the ability to produce strong returns on capital, and grow earnings by 15 to 20%, throughout a variety of economic conditions. We assess the management team of each company to ensure it is capable and honest.

We are grateful for your patience and continued support.

Sincerely,

David O. Nicholas

Portfolio Manager

* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

Financial Highlights
(For a share outstanding throughout each period)
-----------------------------------------------------------------------------------------------------------------------
                                                             Year Ended December 31,
                               ----------------------------------------------------------------------------------------
                                2002     2001     2000     1999     1998     1997     1996     1995     1994     1993
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........  $16.37   $15.16   $22.61   $24.20   $25.07   $20.74   $19.22   $17.09   $18.68   $18.77
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income
    (loss) ..................    (.07)    (.08)    (.02)     .05      .01      .00*     .01      .08      .10      .09
   Net gain (loss) on
    securities (realized and
    unrealized) .............   (3.78)    1.33    (1.85)   (1.05)     .38     6.82     4.14     5.07     (.68)    1.59
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total from investment
       operations ...........   (3.85)    1.25    (1.87)   (1.00)     .39     6.82     4.15     5.15     (.58)    1.68
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................      --       --       --     (.05)    (.01)    (.00)*   (.01)    (.08)    (.10)    (.09)
   From net capital gain ....    (.03)    (.04)   (5.58)    (.54)   (1.25)   (2.49)   (2.62)   (2.94)    (.91)   (1.57)
   In excess of book
    realized gain ...........      --       --       --       --     (.00)**    --       --       --       --     (.11)
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total distributions ...    (.03)    (.04)   (5.58)    (.59)   (1.26)   (2.49)   (2.63)   (3.02)   (1.01)   (1.77)
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................  $12.49   $16.37   $15.16   $22.61   $24.20   $25.07   $20.74   $19.22   $17.09   $18.68
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
TOTAL RETURN ................(23.51)%    8.21%  (8.66)%  (4.09)%    1.67%   33.02%   21.81%   30.18%  (3.04)%    9.03%
SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........  $107.5   $164.2   $191.4   $278.8   $367.2   $328.0   $232.8   $169.6   $142.6   $180.8
Ratio of expenses to
 average net assets .........    .90%     .89%     .86%     .87%     .85%     .86%     .86%     .90%     .90%     .88%
Ratio of net investment
 income (loss) to average
 net assets .................  (.49)%   (.47)%   (.12)%     .21%     .06%     .01%     .06%     .38%     .52%     .42%
Portfolio turnover rate .....  58.89%   60.82%   82.14%   36.01%   30.06%   37.05%   32.31%   35.77%   16.29%   24.35%
 * The amount rounds to $0.00, actual amount $0.0029.
** The amount rounds to $(0.00), actual amount $(.0020).

               The accompanying notes to financial statements are an integral part of these statements.
-----------------------------------------------------------------------------------------------------------------------
Top Ten Portfolio Holdings
December 31, 2002 (unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                      Percentage
        Name                                                        of Net Assets
        ----                                                        -------------
        International Speedway Corporation - Class B ..............     3.44%
        HCC Insurance Holdings, Inc. ..............................     3.20%
        Brown & Brown, Inc. .......................................     3.12%
        Priority Healthcare Corporation - Class B .................     2.73%
        O'Reilly Automotive, Inc. .................................     2.47%
        Renal Care Group, Inc. ....................................     2.35%
        FLIR Systems, Inc. ........................................     2.31%
        Taro Pharmaceutical Industries Ltd. .......................     2.27%
        AptarGroup, Inc. ..........................................     2.25%
        Shire Pharmaceuticals Group PLC ...........................     2.11%
                                                                       ------
        Total of top ten ..........................................    26.25%
                                                                       ------
                                                                       ------
Schedule of Investments
December 31, 2002
-------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                 Value
-----------                                          ------------
COMMON STOCKS - 96.68%
           Consumer Discretionary-
            Durables & Apparel - 1.26%
  60,800   Matthews International Corporation        $  1,357,725
                                                     ------------
           Consumer Discretionary-Hotels,
            Restaurants & Leisure - 7.46%
  45,000   Applebee's International, Inc.               1,043,595
  37,000   Brinker International, Inc. *                1,193,250
  35,000   CEC Entertainment, Inc. *                    1,074,500
  10,000   International Speedway
            Corporation - Class A                         372,900
 100,000   International Speedway
            Corporation - Class B                       3,700,000
  17,500   P.F. Chang's China Bistro, Inc. *              635,250
                                                     ------------
                                                        8,019,495
                                                     ------------
           Consumer Discretionary-Media - 3.31%
  64,800   Emmis Communications Corporation *           1,349,784
  55,000   Radio One, Inc. - Class A *                    804,100
  56,500   Salem Communications Corporation *           1,410,805
                                                     ------------
                                                        3,564,689
                                                     ------------
           Consumer Discretionary-
            Retailing - 5.21%
 105,000   O'Reilly Automotive, Inc. *                  2,655,450
  60,000   Pier 1 Imports, Inc.                         1,135,800
  20,000   Timberland Company (The) *                     712,200
  20,000   Too, Inc. *                                    470,400
  49,900   United Auto Group, Inc. *                      622,253
                                                     ------------
                                                        5,596,103
                                                     ------------
           Consumer Staples-
            Food, Beverage & Tobacco - 2.24%
  15,000   American Italian Pasta Company *               539,700
  37,000   Constellation Brands, Inc. - Class A *         877,270
  25,000   J. M. Smucker Company (The)                    995,250
                                                     ------------
                                                        2,412,220
                                                     ------------
           Consumer Staples-
            Food & Drug Retailing - 1.49%
  97,200   Fresh Brands, Inc.                           1,603,800
                                                     ------------
           Energy - 1.10%
  50,000   Harvest Natural Resources, Inc. *              322,500
  57,500   Pride International, Inc. *                    856,750
                                                     ------------
                                                        1,179,250
                                                     ------------
           Financials-Banks - 2.19%
  61,000   Baylake Corp.                                  811,300
  25,000   Commerce Bancorp, Inc.                       1,079,750
  17,500   Community First Bankshares, Inc.               463,050
                                                     ------------
                                                        2,354,100
                                                     ------------
           Financials-Diversified - 1.17%
  25,000   Affiliated Managers Group, Inc. *            1,257,500
                                                     ------------
           Financials-Insurance - 11.65%
  30,000   AmerUs Group Co.                               848,100
 103,800   Brown & Brown, Inc.                          3,354,816
 140,000   HCC Insurance Holdings, Inc.                 3,444,000
 100,200   Hub International Limited                    1,285,566
  55,000   IPC Holdings, Ltd.                           1,734,700
  20,000   Mercury General Corporation                    751,600
  27,400   Platinum Underwriters Holdings, Ltd. *         721,990
  13,400   Willis Group Holdings Limited *                384,178
                                                     ------------
                                                       12,524,950
                                                     ------------
           Health Care-Equipment - 8.15%
  70,000   Apogent Technologies Inc. *                  1,456,000
 215,000   Bruker AXS, Inc. *                             389,150
  78,400   CryoLife, Inc. *                               535,472
 115,700   Cyberonics, Inc. *                           2,128,880
  32,500   Molecular Devices Corporation *                535,275
  55,000   Respironics, Inc. *                          1,673,705
 122,000   Sola International Inc. *                    1,586,000
  60,000   Thoratec Corporation *                         457,800
                                                     ------------
                                                        8,762,282
                                                     ------------
           Health Care-Services - 8.67%
  40,000   LifePoint Hospitals, Inc. *                  1,197,240
 126,500   Priority Healthcare Corporation
            - Class B *                                 2,934,800
 175,000   Province Healthcare Company *                1,702,750
  79,750   Renal Care Group, Inc. *                     2,523,290
  55,000   Wright Medical Group, Inc. *                   960,245
                                                     ------------
                                                        9,318,325
                                                     ------------
           Health Care-Pharmaceuticals &
            Biotechnology - 10.17%
  99,500   Axcan Pharma Inc. *                          1,171,115
  20,000   Biosite Incorporated *                         680,400
  10,000   Charles River Laboratories
            International, Inc. *                         384,800
  90,000   Kos Pharmaceuticals, Inc. *                  1,710,000
  40,000   Medicis Pharmaceutical Corporation
            - Class A *                                 1,986,800
 120,000   Shire Pharmaceuticals Group PLC *            2,266,800
  65,000   Taro Pharmaceutical Industries Ltd. *        2,444,000
  10,000   Techne Corporation *                           285,680
                                                     ------------
                                                       10,929,595
                                                     ------------
           Industrials-Capital Goods - 7.56%
   5,000   Brady Corporation - Class A                    166,750
  35,000   CUNO Incorporated *                          1,159,200
  30,000   Engineered Support Systems, Inc.             1,099,800
  31,000   Fastenal Company                             1,159,090
     100   Graco Inc.                                       2,865
 140,600   Rayovac Corporation *                        1,874,198
  90,119   SureBeam Corporation - Class A *               364,080
  25,000   Teleflex Incorporated                        1,072,250
 110,000   Vishay Intertechnology, Inc. *               1,229,800
                                                     ------------
                                                        8,128,033
                                                     ------------
           Industrials-Commercial
            Services & Supplies - 4.02%
  25,061   ChoicePoint Inc. *                             989,659
  15,000   The Corporate Executive Board Company *        478,800
  60,000   DeVry Inc. *                                   996,600
  80,000   Resources Connection, Inc. *                 1,856,800
                                                     ------------
                                                        4,321,859
                                                     ------------
           Industrials-Transportation - 1.74%
  60,000   C. H. Robinson Worldwide, Inc.               1,872,000
                                                     ------------
           Information Technology-Hardware - 8.03%
  10,000   Emulex Corporation *                           185,500
 109,000   Entegris, Inc. *                             1,122,700
  51,000   FLIR Systems, Inc. *                         2,488,800
 198,900   Pericom Semiconductor Corporation *          1,652,859
 135,900   Plantronics, Inc. *                          2,056,167
 110,000   Sypris Solutions, Inc.                       1,123,100
                                                     ------------
                                                        8,629,126
                                                     ------------
           Information Technology-
            Software & Services - 8.29%
 112,700   Asia Satellite Telecommunications
            Holdings Limited                            1,283,653
  55,000   BEA Systems, Inc. *                            630,850
  55,000   Business Objects S.A. *                        825,000
 183,000   Keane, Inc. *                                1,645,170
  60,000   Plexus Corp. *                                 526,800
 237,000   TESSCO Technologies Incorporated * +         2,192,250
 174,000   Titan Corporation (The) *                    1,809,600
                                                     ------------
                                                        8,913,323
                                                     ------------
           Materials - 2.25%
  77,500   AptarGroup, Inc.                             2,421,100
                                                     ------------
           Utilities - 0.72%
  30,000   MDU Resources Group, Inc.                      774,300
                                                     ------------
              TOTAL COMMON STOCKS
               (cost $99,877,838)                     103,939,775
                                                     ------------
SHORT-TERM INVESTMENTS - 4.41%
4,745,101  Variable Rate Demand Note - 4.41%
           U.S. Bank N.A.
            01/02/03, 1.17%
               (cost $4,745,101)                        4,745,101
                                                     ------------
              TOTAL INVESTMENTS
               (cost $104,622,939) - 101.09%          108,684,876
                                                     ------------
           LIABILITIES, NET OF
            OTHER ASSETS - (1.09%)                    (1,170,993)
                                                     ------------
              TOTAL NET ASSETS
               (Basis of percentages
               disclosed above) - 100%               $107,513,883
                                                     ------------
                                                     ------------
+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the
Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 4)
* Non-income producing security.
The accompanying notes to financial statements are an integral part of this schedule.
Statement of Assets and Liabilities
December 31, 2002
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value -
         Nonaffiliated issuers (cost $99,911,939) -
          see accompanying schedule of investments ............   $106,492,626
         Affiliated issuers (cost $4,711,000) -
          see accompnaying schedule of investments (Note 4) ...      2,192,250
                                                                  ------------
              Total investments ...............................    108,684,876
                                                                  ------------
    Receivables -
         Dividends and interest ...............................         44,047
                                                                  ------------
              Total assets ....................................    108,728,923
                                                                  ------------
LIABILITIES
    Payables -
         Investment securities purchased ......................        315,616
         Management fee .......................................         70,260
         Capital stock redeemed ..............................         768,089
         Other payables and accrued expenses ..................         61,075
                                                                  ------------
              Total liabilities ...............................      1,215,040
                                                                  ------------
              Total net assets ................................   $107,513,883
                                                                  ------------
NET ASSETS CONSIST OF
    Paid in capital ...........................................   $119,194,496
    Net unrealized appreciation on investments ................      4,061,945
    Accumulated net realized loss on investments ..............    (15,742,558)
                                                                  ------------
                                                                  $107,513,883
                                                                  ------------
NET ASSET VALUE PER SHARE ($.01 par value,
20,000,000 shares authorized),
 offering price and redemption price
 ($107,513,883 / 8,606,125 shares outstanding) ................         $12.49
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.
Statement of Operations
For the year ended December 31, 2002
-------------------------------------------------------------------------------
INCOME
    Dividend ..................................................   $    400,505
    Interest ..................................................        145,531
                                                                  ------------
         Total income .........................................        546,036
                                                                  ------------
EXPENSES
    Management fee ............................................        979,731
    Transfer agent fees .......................................         88,411
    Registration fees .........................................         22,947
    Legal fees ................................................         21,597
    Audit and tax fees ........................................         19,925
    Postage and mailing .......................................         15,528
    Printing ..................................................         11,729
    Custodian fees ............................................          6,396
    Accounting system and pricing service fees ................          3,722
    Directors' fees ...........................................          2,500
    Insurance .................................................          1,340
    Other operating expenses ..................................          6,175
                                                                  ------------
         Total expenses .......................................      1,180,001
                                                                  ------------
         Net investment loss ..................................       (633,965)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS
    Nonaffiliated issuers .....................................    (14,126,281)
    Affiliated issuers (Note 4) ...............................        (47,419)
                                                                  ------------
                                                                   (14,173,700)
                                                                  ------------
NET CHANGE IN UNREALIZED
 APPRECIATION ON INVESTMENTS ..................................    (21,097,534)
                                                                  ------------
    Net realized and unrealized loss on investments ...........    (35,271,234)
                                                                  ------------
    Net decrease in net assets resulting from operations ......   $(35,905,199)
                                                                  ------------
                                                                  ------------
The accompanying notes to financial statements are an integral part of this statement.
Statements of Changes in Net Assets
For the years ended December 31, 2002 and 2001
-------------------------------------------------------------------------------
                                                  2002                2001
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment loss .................... $    (633 965)      $    (783,196)
    Net realized loss on investments .......   (14,173,700)         (1,240,793)
    Net change in unrealized
     appreciation on investments ...........   (21,097,534)         15,029,533
                                             -------------       -------------
         Net increase (decrease) in net
        assets resulting from operations ...   (35,905,199)         13,005,544
                                             -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
    Distribution from net realized
     gain on investments ...................      (270,198)           (358,094)
                                             -------------       -------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued
     (15,970,336 and 6,764,049
     shares, respectively) .................   219,650,763         102,051,033
    Reinvestment of distributions
     (20,289 and 20,200 shares,
     respectively)..........................       253,198             333,699
    Cost of shares redeemed
     (17,412,326 and 9,386,087
     shares, respectively) .................  (240,420,113)       (142,272,214)
                                             -------------       -------------
         Decrease in net assets
          derived from capital share
          transactions .....................   (20,516,152)        (39,887,482)
                                             -------------       -------------
         Total decrease in net assets ......   (56,691,549)        (27,240,032)
                                             -------------       -------------
NET ASSETS
    Beginning of period ....................   164,205,432         191,445,464
                                             -------------       -------------
    End of period .......................... $ 107,513,883       $ 164,205,432
                                             -------------       -------------
                                             -------------       -------------

The accompanying notes to financial statements are an integral part of these statements.
Notes to Financial Statements
December 31, 2002
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Limited Edition, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is long-term growth.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price.  Debt securities, excluding short-term investments, are valued at current evaluated bid price.
         Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.  Investment transactions are recorded no later than the first business day after the trade date.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of the Internal
         Revenue Code applicable to regulated investment companies.
         As of December 31, 2002, the Fund has a capital loss carryforward of approximately $11,816,000 which expires in 2010. To the extent the
         Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         For the year ended December 31, 2002, the Fund realized post-October losses of $3,895,581, which for tax purposes, will be deferred and recognized in the following year.
         For the year ended December 31, 2002, the Fund had a tax deferral of wash loss sales of $31,147.
    (e)  Distributions of net investment income are generally declared and paid annually.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain
         (loss) on investments and accumulated undistributed net investment income.  Accordingly, at December 31, 2002, reclassifications were recorded to increase accumulated undistributed net investment income by $633,965, decrease accumulated net realized loss on investments by
         $270,198 and decrease paid in capital by $904,163.  The tax character of distributions paid during the years ended December 31, 2002 and
         2001 were as follows:

                                               2002           2001
                                             --------       --------
              Distributions paid from:
              Ordinary income ............   $     --       $180,552
              Long-term capital gain .....    270,198        177,542
                                             --------       --------
              Total distributions paid ...   $270,198       $358,094
                                             --------       --------
                                             --------       --------

         For the year ended December 31, 2002, there were no dividends paid from ordinary income; therefore, corporate shareholders are not able to take the dividends received deduction.

         As of December 31, 2002, investment cost for federal tax purposes was
         $104,654,086 and the tax basis components of net assets were as follows:
              Unrealized appreciation ....................... $ 20,297,167
              Unrealized depreciation .......................  (16,266,369)
                                                              ------------
              Net unrealized appreciation ...................    4,030,798
                                                              ------------
              Undistributed ordinary income .................           --
              Accumulated realized capital loss..............  (15,711,411)
              Paid in capital ...............................  119,194,496
                                                              ------------
              Net assets .................................... $107,513,883
                                                              ------------
                                                              ------------
         The differences, if any, between book-basis and tax-basis unrealized appreciation (depreciation) and accumulated realized capital loss, is attributable primarily to the tax deferral of losses from wash sales.
         The Fund hereby designates approximately $270,198 as a capital gain dividend for the purposes of the dividends paid deduction.
    (f)  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value.  Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel.  No amounts were paid by the Fund for clerical and administrative services during the year ended December 31, 2002.
(3) Investment Transactions --
    For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $72,597,976 and $89,299,152, respectively.
(4) Transactions with Affiliates --
    Following is an analysis of fiscal 2002 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:
                                                                                       Amount of
                                                                                        Capital
                                                                                       Gain/(Loss)
                                                                                        Realized
                                                  Share Activity                        on Sale
                                         -------------------------------------------   of Shares
                                         Balance                           Balance     in Fiscal
           Security Name                 12/31/01   Purchases    Sales     12/31/02       2002
           -------------                ----------  ---------  ---------  ----------  -----------
    Tessco Technologies Incorporated      242,000       -        5,000     237,000      (47,419)

Historical Record (unaudited)
-----------------------------------------------------------------------------------------------------------------
                                                     Net Investment                      Dollar      Growth of
                                          Net            Income      Capital Gain       Weighted     an Initial
                                       Asset Value   Distributions   Distributions   Price/Earnings   $10,000
                                        Per Share      Per Share       Per Share        Ratio**     Investment***
                                       -----------   -------------   -------------   -------------- -------------
May 18, 1987 * .......................    $10.00     $    --         $    --             --           $10,000
December 31, 1987 ....................      9.15       .0900              --           13.9 times       9,242
December 31, 1988 ....................     11.29       .0969           .2527           14.1            11,762
December 31, 1989 ....................     12.49       .1453           .6151           16.3            13,804
December 31, 1990 ....................     12.03       .1207           .1213           14.2            13,566
December 31, 1991 ....................     16.86       .1228           .2407           21.9            19,429
December 31, 1992 ....................     18.77       .0815           .8275           18.8            22,690
December 31, 1993 ....................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994 ....................     17.09       .1031           .9065           18.3            23,985
December 31, 1995 ....................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996 ....................     20.74       .0124          2.6151           30.7            38,031
December 31, 1997 ....................     25.07       .0029          2.4886           33.0            50,590
December 31, 1998 ....................     24.20       .0142          1.2490           30.3            51,436
December 31, 1999 ....................     22.61       .0538           .5439           23.4            49,333
December 31, 2000 ....................     15.16          --          5.5800           25.9            45,063
December 31, 2001 ....................     16.37          --           .0357           25.5            48,764
December 31, 2002 ....................     12.49          --           .0311(a)        21.4            37,299
    *Date of Initial Public Offering.
   **Based on latest 12 months accomplished earnings.
  ***Assuming reinvestment of all distributions.
(a) Paid December 20, 2002 to shareholders
    of record December 19, 2002.
  Range in quarter end price/earnings ratios
           High                        Low
--------------------------     --------------------
 September 30, 1997   35.5     June 30, 1988   13.3

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of
Nicholas Limited Edition, Inc.:
We have audited the accompanying statement of assets and liabilities of Nicholas Limited Edition, Inc. (the
"Fund"), including the schedule of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The Fund's financial statements and financial highlights for periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those statements and financial highlights in their report dated January 16, 2002.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Limited Edition, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 3, 2003

DIRECTORS AND OFFICERS OF THE FUND (unaudited)
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of December 31,
2002:
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
Name, Age and Address              With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Albert O. Nicholas, 71 (1), (3)  President and  (2), 16 years  Chief Executive Officer and        6            None
700 North Water Street           Director                      Chairman of the Board, Nicholas
Milwaukee, WI  53202                                           Company, Inc., the Adviser to
                                                               to the Fund.  He has been
                                                               Co-Portfolio Manager of Nicholas
                                                               Fund, Inc.; and also Nicholas Income
                                                               Fund, Inc. and Nicholas Equity Income
                                                               Fund, Inc. since April 2001 and
                                                               July 2001, respectively.  He
                                                               formerly was the sole Portfolio
                                                               Manager of these funds, since the
                                                               time the Adviser managed them.
DISINTERESTED DIRECTORS
Robert H. Bock, 70               Director       (2), 1 year    Emeritus Professor of              5            None
3132 Waucheeta Trail                                           Business Strategy and Ethics,
Madison, WI  53711                                             University of Wisconsin
                                                               School of Business.
OFFICERS
David L. Johnson, 60 (3)         Executive       Annual,       Executive Vice President,
700 North Water Street           Vice President  16 years      Nicholas Company, Inc., the
Milwaukee, WI  53202                                           Adviser to the Fund.
Thomas J. Saeger, 58             Executive       Annual,       Executive Vice President and
700 North Water Street           Vice President  16 years      Assistant Secretary, Nicholas
Milwaukee, WI  53202             and Secretary                 Company, Inc., the Adviser to
                                                               the Fund.
Jeffrey T. May, 46               Senior Vice     Annual,       Senior Vice President, Treasurer
700 North Water Street           President       9 years       and Compliance Officer, Nicholas
Milwaukee, WI  53202                                           Company, Inc., the Adviser to the
                                                               Fund.  He has been Portfolio Manager
                                                               of Nicholas Money Market Fund, Inc.
David O. Nicholas, 41 (3)        Senior Vice     Annual,       President, Chief Investment
700 North Water Street           President and   13 years      Officer and Director, Nicholas
Milwaukee, WI  53202             Portfolio                     Company, Inc., the Adviser to the
                                 Manager                       Fund. He has been Portfolio
                                                               Manager for Nicholas II, Inc.
                                                               and has been Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.; and also
                                                               Nicholas Income Fund, Inc. and
                                                               Nicholas Equity Income Fund, Inc.
                                                               since April 2001 and July 2001,
                                                               respectively.
Lynn S. Nicholas, 46 (3)         Senior Vice     Annual,       Senior Vice President, Nicholas
700 North Water Street           President       16 years      Company, Inc. the Adviser to the
Milwaukee, WI  53202                                           Fund.
Mark J. Giese, 32                Vice President  Annual,       Vice President, Nicholas Company,
700 North Water Street                           5 years       Inc., the Adviser to the Fund. He has
Milwaukee, WI  53202                                           been the Portfolio Manager of Nicholas
                                                               Liberty Fund since December 2001.
Candace L. Lesak, 45             Vice President  Annual,       Employee, Nicholas Company, Inc.,
700 North Water Street                           9 years       the Adviser to the Fund.
Milwaukee, WI  53202
Mary C. Gosewehr, 42             Treasurer       Annual,       Employee, Nicholas Company, Inc.,
700 North Water Street                           14 years      the Adviser to the Fund.
Milwaukee, WI 53202
____________________
(1)     Albert O. Nicholas is the only director of the Fund who is an "interested persons" of the Adviser, as that term is defined in the 1940 Act.  Mr. Nicholas is Chief Executive Officer and a Director of
        the Adviser and owns 91% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O.
        Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-227-5987 (toll-free)
or 414-272-6133.

Nicholas Limited Edition, Inc. Privacy Policy
-------------------------------------------------------------------------------
      Nicholas Limited Edition, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.
Change of Independent Auditors
-------------------------------------------------------------------------------
      On July 19, 2002, Arthur Andersen LLP ("Andersen") was terminated as independent accountants for the Fund.  Andersen's report for the Fund's financial statements for the periods ended 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.  In addition there have not been any disagreements with Andersen during the Fund's most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of
Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.  The Funds Board of Directors appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002.

Nicholas Family of Funds
Services Offered
-------------------------------------------------------------------------------
IRAs
  Traditional
  Roth
  SIMPLE
  SEP
Coverdell Education Accounts
Self-employed Master Retirement Plan
  Profit Sharing
  Money Purchase
Automatic Investment Plan
Direct Deposit of Dividend and Capital Gain Distributions
Systematic Withdrawal Plan with Direct Deposit
Monthly Automatic Exchange between Funds
Telephone Redemption
Telephone Exchange
24-hour Automated Account Information (1-800-227-5987)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds (1-800-227-5987).

                         DIRECTORS AND OFFICERS

               ALBERT O. NICHOLAS, President and Director
ROBERT H. BOCK, Director
DAVID L. JOHNSON, Executive Vice President
THOMAS J. SAEGER, Executive Vice President, Secretary
                 DAVID O. NICHOLAS, Senior Vice President
                 LYNN S. NICHOLAS, Senior Vice President
                  JEFFREY T. MAY, Senior Vice President
                      MARK J. GIESE, Vice President
                     CANDACE L. LESAK, Vice President
                       MARY C. GOSEWEHR, Treasurer
                          Investment Adviser
                        NICHOLAS COMPANY, INC.
                         Milwaukee, Wisconsin
                     414-272-6133 or 800-227-5987
                            Transfer Agent
                    U.S. BANCORP FUND SERVICES, LLC
                         Milwaukee, Wisconsin
                     414-276-0535 or 800-544-6547
                               Custodian
                            U.S. BANK N.A.
                           Cincinnati, Ohio
                     Independent Public Accountants
                         DELOITTE & TOUCHE LLP
                            Chicago, Illinois
                               Counsel
                     MICHAEL BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin

 This  report  is  submitted  for  the  information  of  shareholders of the
 Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS LIMITED EDITION

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com
December 31, 2002